SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported) May 3, 2006

                             MEDIQUIP HOLDINGS, INC.
                          (formerly True Health, Inc.)
               (Exact name of Company as specified in its charter)

                                     Nevada
                                 (formerly Utah)
         (State or other jurisdiction of incorporation or organization)

                                   75-2263732
                      (IRS Employer Identification Number)

                           Kelsy House, 77 High Street
                          Beckenham, Kent, UK. BR3 1AN
                    (Address of principal executive offices)

                          David Francis, Chairman & CEO
                             MediQuip Holdings, Inc.
                           Kelsy House, 77 High Street
                          Beckenham, Kent, UK. BR3 1AN
                     (Name and address of agent for service)

                               011 44 208 658 9575
          (Telephone number, including area code of agent for service)

 SECTION 3 - SECURITIES AND TRADING MARKETS

 ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.


         On May 3, 2006, MediQuip Holdings, Inc., a Nevada corporation ("Company") issued, for the cash sum of $90,000.00, 2,800 shares of Convertible Preferred Stock and 120,000 Class A Warrants each to purchase one share of common stock at an exercise price of $.125 per share, in transactions that were not registered under the Securities Act of 1933, as amended (the "Securities Act"). The securities were issued by the Company in reliance upon an exemption from registration under the Securities Act set forth in Section 4(2) of the Securities Act, as transactions not constituting a public offering of securities because the securities were issued privately without general solicitation or advertising. In connection with the sales of the securities described above, there were no underwriting discounts or commissions.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEDIQUIP HOLDINGS, INC.



                                          By: /s/David Francis
                                             -------------------------------
                                                David Francis, President


Date:  May 4, 2006